United States

		Securities and Exchange Commission

	   	    Washington, D.C. 20549



			 FORM 8-K



		       Current Report

              Pursuant to Section 13 or 15(d) of

              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 27, 2010



	            Gold Dynamics Corp.

      (Exact name of registrant as specified in its charter)


                           Nevada
         (State or other jurisdiction of incorporation)


                       333-136981
                 (Commission File Number)

                           N/A
           (IRS Employer Identification No.)

                    2248 Meridian Blvd.
                          Ste H
                    Minden, NV 89423


    (Address of principal executive offices with zip code)

                       949-419-6588

     (Registrant's telephone number, including area code)



(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

____________________________________________________________________

Item 8.01: Other Events

On July 27, 2010 moved its official office address to 2248 Meridian Blvd. Ste H Minden, NV 89423 and its phone number to 949-419-6588.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Gold Dynamics Corp.

Signed: /s/ Tie Ming Li

Name: Tie Ming Li

Title: President

Date: July 27, 2010